Investment Company Act No. 811-5186


    As filed with the Securities and Exchange Commission on November 30, 1998


                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary  Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive  Additional  Materials
[ ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12


--------------------------------------------------------------------------------

                             American Skandia Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Payment of Filing Fee (Check the appropriate box):
[X]      No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

--------------------------------------------------------------------------------
         1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
         2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
         4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
         5) Total fee paid:
         -----------------------------------------------------------------------

[  ]     Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)  Amount Previously Paid:
         -----------------------------------------------------------------------
         2)  Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
         3)  Filing Party:
         -----------------------------------------------------------------------
         4)  Date Filed:
         -----------------------------------------------------------------------

                                                           American Skandia Life
                                                           Assurance Corporation
                                                               1 Corporate Drive
                                                                    P.O. Box 883
                                                          Shelton, CT 06484-0883
                                                        Telephone (203) 926-1888
                                                              Fax (203) 929-8071

November 30, 1998

Dear Valued Customer,

As an American Skandia Life Assurance Corporation ("ASLAC") contract owner who beneficially owns shares of the Founders Capital Appreciation Portfolio (the "Portfolio") of American Skandia Trust ("AST"), you are cordially invited to a special meeting of the shareholders of the Portfolio to be held at the offices of ASLAC, One Corporate Drive, Shelton, CT, on December 30, 1998 at 10:00 a.m.

At the special meeting, shareholders are being asked to approve or disapprove proposals (1) to approve a new Sub-Advisory Agreement between American Skandia Investment Services, Incorporated and Janus Capital Corporation regarding investment advice to the Portfolio, (2) to approve a change in the Portfolio's investment objective, (3) to approve changes in the Portfolio's fundamental investment restrictions. If the new Sub-Advisory Agreement is approved by the Portfolio's shareholders, the name of the Portfolio will be changed to the "AST Janus Small-Cap Growth Portfolio" effective January 1, 1999.

Your vote is important no matter how large or small your holdings are. We urge you to read the Proxy Statement thoroughly and to indicate your voting instructions on the enclosed Proxy Card, date and sign it, and return it promptly in the envelope provided to be received by American Skandia on or before the close of business on December 28, 1998. The shares that you beneficially own will be voted in accordance with instructions received by that date. All shares of the Portfolio for which instructions are not received will be voted in the same proportion as the votes cast by contract owners on the proxy issues presented.

Any questions or concerns you may have regarding the special meeting or the proxy should be directed to your financial representative.

Sincerely,


/s/Gordon C. Boronow
Gordon C. Boronow
President and Deputy Chief Executive Officer
American Skandia Life Assurance Corporation

                             AMERICAN SKANDIA TRUST
                               One Corporate Drive
                                  P.O. Box 883
                           Shelton, Connecticut 06484


                NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE
                     FOUNDERS CAPITAL APPRECIATION PORTFOLIO


                                   To be held
                                December 30, 1998


     To the Shareholders of the Founders Capital Appreciation Portfolio of American Skandia Trust:

         Notice is hereby given that a Special Meeting of Shareholders of the Founders Capital Appreciation Portfolio (the "Portfolio") of American Skandia Trust (the "Trust"), will be held at One Corporate Drive, Shelton, Connecticut 06484 on December 30, 1998 at 10:00 a.m. Eastern Time, or at such adjourned time as may be necessary for the holders of a majority of the outstanding shares of the Portfolio to vote (the "Meeting"), for the following purposes:

     I. To consider the approval of a new Sub-Advisory Agreement between American Skandia Investment Services, Incorporated and Janus Capital Corporation regarding investment advice to the Portfolio.

     II. To consider the approval of a change in the Portfolio's investment objective.


     III. To consider the approval of a change in the Portfolio's fundamental investment restriction concerning industry concentration of investments.


     IV. To consider the approval of a change in the Portfolio's fundamental investment restriction concerning loans.

     V. To consider the approval of a change in the Portfolio's fundamental investment restriction concerning borrowings.

     VI. To consider the approval of changes in the Portfolio's fundamental investment restrictions concerning underwriting the securities of other issuers.

     VII. To consider the approval of changes in the Portfolio's fundamental investment restrictions concerning issuing senior securities.

     VIII. To consider the approval of a change in the Portfolio's fundamental investment restriction concerning investments in commodities and real estate.

     IX. To consider the approval of the elimination of the Portfolio's fundamental investment restrictions concerning the purchase of securities on margin.

     X. To consider the approval of the elimination of the Portfolio's fundamental investment restriction concerning short sales of securities.

     XI. To consider the approval of the elimination of the Portfolio's fundamental investment restriction concerning investment in companies for purpose of exercising control or management.

     XII. To consider the approval of the elimination of the Portfolio's fundamental investment restriction concerning investments in other investment companies.

     XIII. To consider the approval of the elimination of the Portfolio's fundamental investment restriction concerning investment in securities of issuers in which management of the Trust and of the Trust's investment manager own securities.

     XIV. To transact such other business as may properly come before the Meeting or any adjournment thereof.

         The matters referred to above are discussed in detail in the Proxy Statement attached to this Notice. The Board of Trustees has fixed the close of business on November 13, 1998 as the record date for determining shareholders entitled to notice of, and to vote at, the Meeting, and only holders of record of shares at the close of business on that date are entitled to notice of, and to vote at, the Meeting. Each share of the Portfolio is entitled to one vote on each proposal.

         You are cordially invited to attend the Meeting. If you do not expect to attend, you are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. The enclosed proxy is being solicited on behalf of the Board of Trustees.

YOUR VOTE IS IMPORTANT. IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY, DATE AND SIGN IT, AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE. YOU MAY REVOKE IT AT ANY TIME PRIOR TO ITS USE. THEREFORE, BY APPEARING AT THE MEETING, AND REQUESTING REVOCATION PRIOR TO THE VOTING, YOU MAY REVOKE THE PROXY AND YOU CAN THEN VOTE IN PERSON.

                                            By order of the Board of Trustees


                                            /s/Eric C. Freed
                                            Eric C. Freed
                                            Secretary
                                            American Skandia Trust


November 30, 1998

                                                                 PROXY STATEMENT

                             AMERICAN SKANDIA TRUST
                               One Corporate Drive
                                  P.O. Box 883
                           Shelton, Connecticut 06484

                         SPECIAL MEETING OF SHAREHOLDERS
                 OF THE FOUNDERS CAPITAL APPRECIATION PORTFOLIO
                                       OF
                             AMERICAN SKANDIA TRUST

                                   To be held
                                December 30, 1998

         This proxy statement and enclosed form of proxy are being furnished in connection with the solicitation of proxies by the Board of Trustees of American Skandia Trust (the "Trust") for use at a Special Meeting of Shareholders of the Founders Capital Appreciation Portfolio (the "Portfolio") of the Trust to be held at One Corporate Drive, Shelton, Connecticut 06484 on December 30, 1998 at 10:00 a.m. Eastern Time (the "Meeting"), or at any adjournment thereof, for the purposes set forth in the accompanying Notice of Meeting ("Notice"). The first mailing of proxies and proxy statements to shareholders is anticipated to be on or about December 1, 1998.

         The costs of the Meeting, including the solicitation of proxies, will be paid by American Skandia Investment Services, Incorporated ("ASISI" or the "Manager"), the Investment Manager to the Portfolio. Voting instructions will be solicited principally by mailing this Proxy Statement and its enclosures, but proxies also may be solicited by telephone, telegraph, or in person by officers or agents of the Trust or American Skandia Life Assurance Corporation ("ASLAC"). The Trust will forward proxy materials to record owners for any beneficial owners that such record owners may represent.

         The Annual Report of the Trust (the "Report"), including audited financial statements for the fiscal year ended December 31, 1997, has been previously sent to shareholders. The most recent Semi-annual Report of the Trust, including unaudited semi-annual financial statements for the period ended June 30, 1998, was also previously sent to shareholders. The Trust will furnish an additional copy of the Report, as well as the most recent Semi-annual Report of the Trust, to a shareholder upon request, without charge, by writing to the Trust at the above address or by calling 1-800-752-6342.


         Shareholders of record at the close of business on November 13, 1998 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. Each shareholder is entitled to one vote for each full share. As of the Record Date, the following number of shares of beneficial interest of the Portfolio were outstanding: 16,353,705.344. As of the Record Date, there is no beneficial owner of more than 5% of the shares of the Portfolio to the knowledge of the Trust.


         Currently, the Trust serves as an underlying mutual fund for variable annuity contracts and variable life insurance policies issued by life insurance companies, including ASLAC (the "Participating Insurance Companies"). As of the Record Date, nearly 100% of the Portfolio's shares were legally owned by ASLAC. ASLAC holds Portfolio shares attributable to variable annuity contracts in
American Skandia Life Assurance Corporation Variable Account B (Class 1 Sub-Accounts), ASLAC Variable Account B (Class 2 Sub-Accounts), ASLAC Variable Account B (Class 3 Sub-Accounts), ASLAC Variable Account F and ASLAC Variable Account Q (collectively, for purposes of this Proxy Statement, "ASLAC Variable Accounts"), each of which except for ASLAC Variable Account Q is an investment company registered as such under the Investment Company Act of 1940, as amended (the "Investment Company Act"). ASLAC Variable Accounts have various sub-accounts, each of which invests exclusively in a corresponding portfolio of an underlying fund. ASLAC will solicit voting instructions from variable annuity contract owners who beneficially own shares of the Portfolio represented in the Founders Capital Appreciation Sub-Account as of the Record Date (the "Contractowners"). Because Contractowners are indirectly invested in the Portfolio through their contracts and have the right to instruct ASLAC how to vote shares of the Portfolio on all matters requiring a shareholder vote, Contractowners should consider themselves shareholders of the Portfolio for purposes of this Proxy Statement.

         ASISI is the investment manager for all the Trust's investment portfolios, including the Portfolio. ASISI is a wholly-owned subsidiary of American Skandia Investment Holding Corporation ("ASIHC"). ASIHC is also the owner of all the outstanding shares of ASLAC and American Skandia Marketing, Incorporated ("ASM"), which is the principal underwriter of ASLAC variable annuity contracts and variable life insurance policies. ASIHC is indirectly owned by Skandia Insurance Company Ltd., a Swedish company located at Sveavagen 44, S-103, Stockholm, Sweden.

         Under a Sub-advisory Agreement with ASISI, Founders Asset Management LLC ("Founders"), 2930 East Third Avenue, Denver, Colorado 80206, serves as sub-advisor to the Portfolio and, subject to the supervision and control of ASISI and the Board of Trustees, determines the securities to be purchased for and sold from the Portfolio. Founders is a 90%-owned subsidiary of Mellon Bank, N.A., with the remaining 10% held by certain Founders executives and portfolio managers. Mellon Bank is a wholly owned subsidiary of Mellon Bank Corporation, a publicly owned multibank holding company which provides a comprehensive range of financial products and services in domestic and selected international markets.

         The Administrator of the Portfolio, and every other portfolio of the Trust, is PFPC Inc., a Delaware corporation located at 103 Bellevue Parkway, Wilmington, Delaware 19809.

         All shares of the Portfolio held by the Contractowners will be voted by the Participating Insurance Companies at the Meeting and any adjournments thereof in accordance with voting instructions received from such Contractowners. The Participating Insurance Companies are entitled to vote shares for which voting instructions are not received and will vote such shares in the same proportion as the votes cast by the Participating Insurance Company's Contractowners on the proxy issues presented. The Participating Insurance Companies have fixed the close of business on December 28, 1998 as the last day for which voting instructions will be accepted.


         Timely, properly executed proxies will be voted as Contractowners instruct. The Board of Trustees intends to bring before the Meeting the matters set forth in Proposals I, through XIII of the foregoing Notice (collectively, the "Proposals"). The Trustees do not expect any other business to be brought before the meeting. If, however, any other matters are properly presented to the meeting for action, it is intended that the persons named in the enclosed proxy will vote in accordance with their judgment. A Contractowner executing and returning a proxy may revoke it at any time prior to its exercise by written notice of such revocation to the Secretary of the Trust, by execution of a subsequent proxy, or by voting in person at the Meeting.


         The presence in person or by proxy of the holders of a majority of the outstanding shares is required to constitute a quorum at the Meeting. Since ASLAC is the legal owner of nearly 100% of the Portfolio's shares, ASLAC's presence at the Meeting will constitute a quorum under the Trust's By-laws. Shares beneficially held by Contractowners present in person or represented by proxy at the Meeting will be counted for the purpose of calculating the votes cast on the issues before the Meeting.


         Approval of each of the Proposals requires the vote of a "majority of the outstanding voting securities" of the Portfolio, as defined in the Investment Company Act, which means the vote of 67% or more of the shares of the Portfolio present at the Meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or the vote of more than 50% of the outstanding shares of the Portfolio, whichever is less. Except for Proposals III through VIII (which are contingent upon approval of each such Proposal), approval of each of the Proposals is not contingent upon approval of any other Proposal. Therefore, any of Proposals I, II and IX through XIII that is approved will be implemented notwithstanding the outcome of the vote on any other Proposal.


         In the event that sufficient votes to approve any Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR or AGAINST any such adjournment in their discretion. Any Proposals for which sufficient favorable votes have been received by the time of the Meeting may be acted upon and such vote shall be considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other Proposal. Proxies submitted without voting instructions will be voted FOR the Proposals.

                                   PROPOSAL I

                APPROVAL OF A NEW SUB-ADVISORY AGREEMENT BETWEEN
               AMERICAN SKANDIA INVESTMENT SERVICES, INCORPORATED
                          AND JANUS CAPITAL CORPORATION

Background

         Since the Portfolio commenced operations on January 4, 1994, ASISI has served as Investment Manager to the Portfolio pursuant to an Investment
Management Agreement with the Trust. The Investment Management Agreement, effective January 3, 1994 and as annually renewed thereafter, provides, among other things, that in carrying out its responsibility to supervise and manage all aspects of the Portfolio's operations, the Manager may engage, subject to approval of the Board of Trustees and, where required, the shareholders of the Portfolio, a sub-advisor to provide advisory services in relation to the Portfolio. The Manager may delegate to the sub-advisor the duty, among other things, to formulate and implement the Portfolio's investment program, including the duty to determine what issuers and securities will be purchased for or sold from the Portfolio.

         In accordance with this provision for delegation of authority, the Manager has entered into a sub-advisory agreement (the "Present Sub-Advisory Agreement"), effective April 1, 1998, with Founders, pursuant to which the above duties have been delegated by the Manager to Founders. The Present Sub-Advisory Agreement was approved by shareholders of the Portfolio on February 19, 1998. The approval of the Present Sub-Advisory Agreement was required as a result of the transaction in which Founders was acquired by Mellon Bank. Under the Present Sub-advisory Agreement and predecessor agreements, Founders and its predecessor company have served as sub-advisor to the Portfolio since the Portfolio commenced operations on January 4, 1994.

         The Present Sub-Advisory Agreement and predecessor agreements with Founders and its predecessor have been approved annually by the Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust (as defined under the Investment Company Act) (the "Independent Trustees"), since the Portfolio's inception. The Present Sub-Advisory Agreement was most recently approved by the Board on April 8, 1998.

         The Board of Trustees, through the Manager, has determined to submit for the approval of the Portfolio's shareholders a proposal to replace Founders as Sub-advisor to the Portfolio. At a telephonic meeting held on October 12, 1998, the Board of Trustees received a proposal from the Manager to effect various changes to the investment objective and stated investment policies and restrictions applicable to the Portfolio, as described in Proposals II and III below, and to engage Janus Capital Corporation ("Janus") to provide sub-advisory services for the Portfolio. In connection with its recommendation, the Manager proposed to enter into a new sub-advisory agreement (the "New Sub-Advisory
Agreement") with Janus, which would become effective January 4, 1999 (or, if shareholder approval of Proposal I occurs after December 30, 1998, four business days after such approval) (such date being hereinafter referred to as the "Effective Date"). The terms and conditions of the New Sub-Advisory Agreement are identical in all material respects with those of the Present Sub-Advisory Agreement, respectively, with the exception of a decreased fee rate, the effective date, the identity of the sub-advisor, and a change in the name of the Portfolio to the "AST Janus Small-Cap Growth Portfolio." The Investment Management Agreement, including the fee payable to the Manager thereunder, is not proposed to be changed in connection with the other changes being proposed except to reflect the change in the Portfolio's name. Therefore, shareholder approval of a new Investment Management Agreement is not required.

         In support of its recommendation to engage Janus as sub-advisor to the Portfolio, the Manager informed the Board of Trustees of its belief that appointment of Janus as sub-advisor to the Portfolio and implementation of revised investment policies and restrictions would assist the Portfolio in efforts to achieve its investment objective and increase its net assets.

         At the October 12, 1998 meeting, the Board of Trustees, including a majority of the Independent Trustees, gave preliminary approval to the New Sub-Advisory Agreement, effective on the Effective Date (as defined earlier), and authorized the preparation of this proxy statement and submission of the Proposals for shareholder approval. It is anticipated that formal approval of the New Sub-Advisory Agreement by the Board of Trustees will take place at an in person meeting scheduled to be held on December 16, 1998. At such meeting, Management will recommend that the Board of Trustees also approve a change in the name of the Portfolio to the "AST Janus Small-Cap Growth Portfolio," subject to shareholder approval of Proposal I. The Present Sub-Advisory Agreement will be terminated as of the opening of business on the Effective Date (as defined earlier).

The Present Sub-Advisory Agreement

         The following description of the Present Sub-Advisory Agreement is qualified in its entirety by reference to the form of such agreement attached to this Proxy Statement as Exhibit A-1.

         Under the terms of the Present Sub-Advisory Agreement, Founders has agreed to furnish the Manager with investment advisory services in connection with a continuous investment program for the Portfolio which is to be managed in accordance with the investment objective, investment policies and restrictions of the Portfolio as set forth in the Prospectus and Statement of Additional Information of the Trust and in accordance with the Trust's Declaration of Trust and By-laws. Subject to the supervision and control of the Manager, which is in turn subject to the supervision and control of the Board of Trustees, Founders, in its discretion, determines and selects the securities to be purchased for and sold from the Portfolio from time to time and places orders with and gives instructions to brokers, dealers and others to cause such transactions to be executed.

         The Present Sub-Advisory Agreement requires Founders to use its best efforts and good faith in the performance of its services under the Present Sub-Advisory Agreement. However, so long as Founders has acted in good faith and has used its best efforts, then in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the Present Sub-Advisory Agreement, Founders shall not be liable to the Trust or its shareholders or to the Manager for any act or omission resulting in any loss suffered in any portfolio of the Trust in connection with any service to be provided under the Present Sub-Advisory Agreement.

         The Manager is responsible for payment of Founders' compensation under the Present Sub-Advisory Agreement. Founders' compensation for the services provided under the Present Sub-Advisory Agreement is computed at an annual rate and is payable monthly in arrears, based on the average daily net assets of the Portfolio for each month. For all services rendered, the Manager pays Founders at the annual rate of .65 of 1% of the portion of the net assets of the Portfolio not in excess of $75 million; .60 of 1% of the portion of the net assets over $75 million but not in excess of $150 million; and .55 of 1% of the portion in excess of $150 million. In computing the fee to be paid to Founders, the net asset value of the Portfolio is determined as set forth in the current registration statement of the Trust.

         The Present Sub-Advisory Agreement provides that it shall remain in effect for one year from the date of the agreement, and is renewable annually thereafter by specific approval of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio (as defined under the Investment Company Act). In either event, such renewal shall also be approved by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such renewal. The Present Sub-Advisory Agreement may be terminated at any time without penalty upon 60 days' written notice to the other party to the agreement, and will automatically terminate in the event of its "assignment" by either party (as defined under the Investment Company Act) or (provided Founders has received prior written notice thereof) upon termination of the Investment Management Agreement.

         The Present Sub-Advisory Agreement will be terminated by ASISI as of the opening of business on the Effective Date (as defined earlier). The termination, rather than continuance, of the Present Sub-Advisory Agreement reflects the determination of the Manager and the Board of Trustees that it would be in the interests of the Portfolio's shareholders to enter into the New Sub-Advisory Agreement described below. Founders' compensation under the Present Sub-Advisory Agreement will be prorated to the date of termination.


     As of June 30, 1998, Founders and its affiliates managed assets totaling approximately $7.5 billion, including over $286 million in assets of the Portfolio.


The New Sub-Advisory Agreement

         The  following  description  of  the  New  Sub-Advisory   Agreement  is
qualified in its entirety by reference to the form of such agreement attached to this Proxy Statement as Exhibit A-2.

         The terms and conditions of the New Sub-Advisory Agreement are identical in all material respects to those of the Present Sub-Advisory Agreement, with the exception of the identity of the service provider, the decreased sub-advisory fee rate payable by the Manager, the effective date and the name of the Portfolio. In addition, certain clarifying changes that are not believed to be material have been made to the New Sub-Advisory Agreement. As compensation for the services to be rendered under the New Sub-Advisory Agreement, the Manager, and not the Trust or the Portfolio, will pay Janus a fee at the annual rate of .50% of the Portfolio's average daily net assets not in excess of $100 million, plus .45% of the Portfolio's average daily net assets over $100 million but not in excess of $500 million; plus .40% of the portion of the Portfolio's average daily net assets over $500 million but not in excess of $1 billion; plus .35% of the portion of the Portfolio's average daily net assets in excess of $1 billion. As of the current date, Janus has agreed to voluntarily waive a portion of the above fees equal to .05% on assets over $400 million but not in excess of $500 million and .05% on assets over $900 million but not in excess of $1 billion. This waiver is voluntary, and may be discontinued by Janus at any time. In computing the fee to be paid to Janus, the net asset value of the Portfolio will be determined as set forth in the then current registration statement of the Trust. If the New Sub-Advisory Agreement is terminated, the payment will be prorated to the date of termination.


         For the fiscal year ended December 31, 1997, the amount of the sub-advisory fee paid by the Manager to Founders for services rendered under the Present Sub-Advisory Agreement was $1,469,059. If the New Sub-Advisory Agreement had been effect for the year ending December 31, 1997, the amount of the sub-advisory fee paid by the Manager to Janus for services rendered under the New Sub-Advisory Agreement would have been $1,159,912, a decrease of 21% from the actual amount paid to Founders during such period.


         If the New Sub-Advisory Agreement is approved by the shareholders of the Portfolio, it will become effective at the opening of business on the Effective Date. The New Sub-Advisory Agreement will remain in effect for an initial one year term and is renewable thereafter by specific approval of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio (as defined under the Investment Company Act). In either event, such renewal shall also be required to be approved by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such renewal. Like the Present Sub-Advisory Agreement, the New Sub-Advisory Agreement may be terminated at any time without penalty upon 60 days' written notice to the other party to the agreement, and will automatically terminate in the event of its "assignment" by either party (as defined under the Investment Company Act) or (provided Janus has received prior written notice thereof) upon termination of the Investment Management Agreement.

         As discussed in more detail below, the Board of Trustees and the Manager believe that approval of the New Sub-Advisory Agreement is in the best interests of the Portfolio and its shareholders because of the high quality of services expected to be provided under the New Sub-advisory Agreement. In addition, the New Sub-Advisory Agreement could facilitate efforts to increase the Portfolio's assets, which may have beneficial effects on Portfolio and Trust expenses.

The Proposed Sub-Advisor

         Janus serves as investment advisor to the Janus Funds, as well as advisor or sub-advisor to several other mutual funds and individual, corporate, charitable and retirement accounts. Janus has its principal offices at 100 Fillmore Street, Denver, Colorado 80206-4923. Kansas City Southern Industries, Inc. ("KCSI"), 114 West 11th Street, Kansas City, Missouri 64105, owns approximately 83% of the outstanding voting stock of Janus. KCSI is a publicly traded holding company whose primary subsidiaries are engaged in transportation, information processing and financial services. Thomas H. Bailey, President, Chief Executive Officer and Chairman of the Board of Janus, owns approximately 12% of its voting stock and, by agreement with KCSI, selects a majority of Janus' board.

     In addition to Mr. Bailey, the other directors of Janus are: James P. Craig, Vice Chairman and Chief Investment Officer of Janus; Michael E. Herman, President, Kansas City Royals Baseball Team and Finance Committee Chairman, Ewing Marion Kauffman Foundation; Thomas A. McDonnell, President, DST
Technologies, Inc. and President, Chief Executive Officer and Director, DST Systems, Inc.; Landon H. Rowland, President and Chief Executive Officer of KCSI; and Michael Stolper, President, Stolper & Co., Inc. Each of the directors may be reached through Janus at the above address.

         Janus acts as investment adviser to various publicly owned investment companies, one series of which has an investment objective and program similar to the investment objective and proposed investment program for the Portfolio as described in more detail below (the "Comparable Janus Fund"). As investment adviser to the Comparable Janus Fund, Janus performs certain administrative and other duties, which it will not be required to perform for the Portfolio under the New Sub-Advisory Agreement. The following chart lists the net assets of the Comparable Janus Fund at October 30, 1998, as well as the current advisory fee rate payable to Janus.


                      Total Net Assets
                             at
     Comparable       October 30, 1998
     Janus Fund                                        Fee Rate
--------------------- ------------------ --------------------------------------
Janus Investment      $1,036,400,000     .75% of the first $300 million of the
Fund - Janus                             fund's average daily net assets, .70%
Venture Fund                             of the next $200 million, and .65% of
                                         the average daily net assets in excess
                                         of $500 million.


The Evaluation by the Board of Trustees

         In evaluating the New Sub-Advisory Agreement, the Board of Trustees received information and reviewed materials furnished by the Manager, including information about Founders' operations and management of the Portfolio and Janus' personnel, operations and anticipated management of the Portfolio. Consideration was given to the decreased fee rate payable by the Manager under the New Sub-Advisory Agreement, and the fact that the Investment Management fees payable by the Portfolio will remain the same. Therefore, although the Manager's net compensation will increase, the Portfolio's shareholders will not pay any additional fees as a result of the change in sub-advisors.

         Consideration was given to the Manager's report of the Portfolio's under-performance over the past three years relative to the Russell 2000 Growth Index and other mutual funds with similar investment objectives, and to the Manager's belief that such under-performance was not accompanied by any reduction in risk relative to such index and the other mutual funds. Consideration was also given to recent organizational and management changes at Founders. The Manager provided its assessment that replacement of the Sub-advisor for the Portfolio and approval of the New Sub-advisory Agreement with Janus could improve the Portfolio's performance. The Manager's recommendation of Janus was based, among other factors, on (1) the performance of other funds with similar investment objectives and investment styles that are managed by Janus, (2) the Janus personnel who will be involved in the management of the Portfolio, including the fact that the head of the team responsible for managing the Portfolio will be the Chief Investment Officer of Janus, and (3) the experience of the Trust and the Manager with the sub-advisory services provided by Janus, including the high-quality services provided by Janus for two other portfolios of the Trust and for other investment company portfolios for which the Manager serves as Investment Manager.

         The Board of Trustees also considered that (1) the overall reputation and standing of Janus in the U.S. mutual fund industry is excellent, (2) the terms of the New Sub-advisory Agreement will remain materially unchanged from those of the Present Sub-Advisory Agreement, except for the identity of the sub-advisor, the effective date, the name of the Portfolio, and the sub-advisory fee rate. In addition to considering the investment advisory capabilities of Janus in terms of potential benefits in the investment performance of the Portfolio, the Board of Trustees also considered that the capabilities and reputation of Janus will facilitate efforts to increase the Portfolio's assets, with possible beneficial effects on Portfolio and Trust expenses.

         Based upon its evaluation, the Board of Trustees concluded that the Manager's engagement of Janus as Sub-advisor to the Portfolio likely would offer the Portfolio access to highly effective management and advisory services and capabilities. The Board of Trustees concluded further that the terms of the New Sub-Advisory Agreement, including the fees contemplated thereby, are fair and reasonable and in the best interests of the Portfolio and its shareholders.

         In order to provide for the services described in the New Sub-Advisory Agreement, the shareholders are being asked to approve the New Sub-Advisory Agreement.

Change in Portfolio Name

         If Proposal I is approved, as of the Effective Date, the name of the Portfolio will be changed from the "Founders Capital Appreciation Portfolio" to the "AST Janus Small-Cap Growth Portfolio" and the New Sub-Advisory Agreement will become effective.

                THE TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES,
             RECOMMEND THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL I.
                     ANY UNMARKED PROXIES WILL BE SO VOTED.

                                   PROPOSAL II

                           APPROVAL OF A CHANGE IN THE
                        PORTFOLIO'S INVESTMENT OBJECTIVE

Change in Portfolio Investment Objective

         The  Portfolio's   current   fundamental   investment   objective  (the
"Investment Objective"), which may not be changed without approval of the shareholders of the Portfolio, is as follows:

         The   investment   objective  of  the  Portfolio  is  to  seek  capital
appreciation.


         The Board of Trustees recommends that the shareholders retain the same investment objective for the Portfolio, but that the shareholders approve making the investment objective "non-fundamental," which would mean that it could be changed by the Board of Trustees of the Trust, if appropriate in its judgment, without the approval of the shareholders of the Portfolio. The Manager proposed to the Board of Trustees that the Investment Objective be reclassified from fundamental to non-fundamental to provide the Board of Trustees with flexibility to change the objective. It is not expected that the Board of Trustees will use this flexibility frequently. However, the Board of Trustees would be in a position to change the investment objective in circumstances when such a change would, in the Board's judgment, be in the best interests of the Portfolio's shareholders. Such circumstances could include changes in the securities markets generally that would render achievement of the Portfolio's current investment objective of capital appreciation or any future objective unlikely on an ongoing basis, or changes with respect to the Portfolio specifically, such as a change in the Portfolio's Sub-advisor. The Investment Company Act does not require the investment objective to be classified as "fundamental."

         If the Shareholders of the Portfolio approve this Proposal, the Board of Trustees thereafter would be permitted to change the Investment Objective without the delay and expense to the Portfolio of arranging for shareholder approval. To obtain shareholder approval, the Portfolio would be required to hold a shareholder meeting at which such change would be voted upon, and to prepare and send a proxy statement to Contractowners seeking their instructions as to how to vote shares at such meeting. Therefore, obtaining shareholder approval to change the Portfolio's investment objective is likely to involve a delay of at least 2-3 months and, assuming that the number of Contractowners whose assets are invested in the Portfolio remain constant at current levels, to involve printing, mailing and legal costs exceeding $40,000 to $60,000.


                THE TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES,
             RECOMMEND THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL II.
                     ANY UNMARKED PROXIES WILL BE SO VOTED.


                              PROPOSALS III - XIII


                     APPROVAL OF CHANGES IN THE PORTFOLIO'S
                       FUNDAMENTAL INVESTMENT RESTRICTIONS

         As described in more detail below, the Board of Trustees, including the Independent Trustees, are recommending to the shareholders of the Portfolio that they approve a number of changes to the Portfolio's fundamental investment restrictions, including the elimination of certain restrictions. Generally, the purposes behind these proposed changes are (i) to increase the Portfolio's investment flexibility, and (ii) to conform the fundamental investment restrictions applicable to the Portfolio to those applicable to certain other portfolios of the Trust.

         The Portfolio currently is subject to certain investment restrictions that are "fundamental" policies and may not be changed without approval of the shareholders of the Portfolio (collectively, the "Affected Investment Restrictions"). The Portfolio also is subject to certain non-fundamental investment restrictions that may be changed by the Board of Trustees without shareholder approval.


         The Manager, after discussions with Janus, has proposed to the Board of Trustees that certain Affected Investment Restrictions discussed below either be
(1) eliminated and replaced by similar fundamental investment restrictions, (2) replaced by similar "non-fundamental" investment restrictions, or (3) eliminated completely. As noted above, these changes will increase the Portfolio's investment flexibility and conform the Portfolio's restrictions with the restrictions applicable to other portfolios of the Trust. Except to the extent that they are being replaced by similar fundamental investment restrictions, the Investment Company Act does not require any of these Affected Investment
Restrictions  to be  classified as  "fundamental."  Moreover,  the  prohibitions underlying certain of the Affected Investment Restrictions reflect the requirements of the Investment Company Act and, in the absence of such restrictions, would still be applicable to the Portfolio. The prohibitions underlying certain other investment restrictions reflect the requirements of state securities laws that no longer are applicable to the Portfolio.

         The Manager does not believe that approval of the changes to the Portfolio's fundamental restrictions would significantly affect the day-to-day management of, and the investment decisions made for, the Portfolio, either as the Portfolio is currently managed or as it would be managed under the New Sub-Advisory Agreement.

Elimination and Replacement of Certain Affected Investment Restrictions

         If Proposals III-VIII are approved by the shareholders, the Portfolio will be subject to the following fundamental investment restrictions (collectively, the "Continuing Investment Restrictions") which are substantially identical to those applicable to certain other portfolios of the Trust and which will be the only fundamental investment restrictions applicable to the Portfolio. The nature and scope of these Continuing Investment Restrictions compared to certain Affected Investment Restrictions are discussed in more detail below.


1. The Portfolio may not issue senior securities, except as permitted under the Investment Company Act. 2. The Portfolio may not borrow money, except that the Portfolio may (i) borrow money for non-leveraging, temporary or emergency purposes, and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Portfolio's investment objective and policies; provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Portfolio's assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. Subject to the above limitations, the Portfolio may borrow from banks or other persons to the extent permitted by applicable law. 3. The Portfolio may not underwrite securities issued by other persons, except to the extent that the Portfolio may be deemed to be an underwriter (within the meaning of the Securities Act of 1933) in connection with the purchase and sale of portfolio securities. 4. The Portfolio may not purchase or sell real estate unless acquired as a result of the ownership of securities or other instruments; provided that this restriction shall not prohibit a Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business. 5. The Portfolio may not purchase or sell physical commodities unless acquired as a result of the ownership of securities or instruments; provided that this restriction shall not prohibit the Portfolio from (i) engaging in permissible options and futures transactions and forward foreign currency contracts in accordance with the Portfolio's investment policies, or (ii) investing in securities of any kind. 6. The Portfolio may not make loans, except that the Portfolio may (i) lend portfolio securities in accordance with the Portfolio's investment policies in amounts up to 33 1/3% of the total assets of the Portfolio taken at market value, (ii) purchase money market securities and enter into repurchase agreements, and (iii) acquire publicly distributed or privately placed debt securities. 7. The Portfolio may not purchase any security if, as a result, more than 25% of the value of the Portfolio's assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this restriction does not apply to investments in obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities (or repurchase agreements with respect thereto). 8. The Portfolio may not, with respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U. S. Government or any of its agencies or instrumentalities) if, as a result, (i) more that 5% of the value of the Portfolio's total assets would be invested in the securities of such issuer, or (ii) more than 10% of the outstanding voting securities of such issuer would be held by the Portfolio.

         If a restriction on the Portfolio's investments is adhered to at the time an investment is made, a subsequent change in the percentage of Portfolio assets invested in certain securities or other instruments, or change in average duration of the Portfolio's investment portfolio, resulting from changes in the value of the Portfolio's total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

         With respect to Continuing Investment Restrictions (2) and (6), the Portfolio will not borrow from or lend to any other fund unless it applies for and receives an exemptive order from the Securities and Exchange Commission (the "Commission"), if so required, or the Commission issues rules permitting such transactions. There is no assurance the Commission would grant any order requested by a Portfolio or promulgate any rules allowing the transactions.


         The following Affected Investment Restrictions are being proposed to be eliminated and replaced by similar Continuing Investment Restrictions as discussed below. Approval of Proposals III through VIII is contingent upon approval of each such Proposal. Therefore, a vote against any of Proposals III, IV, V, VI, VII or VIII will have the effect of a vote against all of these Proposals.

         Proposal III. The Portfolio is subject to the following Affected Investment Restriction concerning industry concentration of investments:

         The Portfolio will not make any investment which would concentrate 25% or more of the Portfolio's total assets in the securities of issuers having their principal business activities in the same industry, provided that this limitation does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

         The Investment Manager has proposed to the Board of Trustees that the Affected Investment Restriction set forth above be eliminated. If the fundamental investment restriction set forth above is eliminated, the Portfolio will continue to be subject to Continuing Investment Restriction 7 which prohibits investment of more than 25% of the Portfolio's assets in any one industry while providing greater clarity as to the application of the percentage limitation. Elimination of the Affected Investment Restriction set forth above will avoid possible future ambiguity.

         Proposal IV. The Portfolio is subject to the following Affected Investment Restriction concerning loans:

         The Portfolio will not make loans to other persons; the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities is not considered the making of a loan by the Portfolio. The Portfolio may also enter into repurchase agreements by purchasing U.S. Government securities with a simultaneous agreement with the seller to repurchase them at the original purchase price plus accrued interest.

         The Manager has proposed to the Board of Trustees that the Affected Investment Restriction set forth above be eliminated. If eliminated, the Portfolio would continue to be subject to Continuing Investment Restriction 6. The elimination of the above Affected Investment Restriction would clarify that the Portfolio may enter into loans of portfolio securities in accordance with its investment policies and restrictions. Securities loans must be fully collateralized but may involve some risk to the Portfolio if the other party defaults in its obligations. If the other party in such transactions should become involved in bankruptcy, insolvency or similar proceedings, it is possible that the Portfolio may be treated as an unsecured creditor and be required to return the underlying collateral to the other party's estate. The Continuing Investment Restrictions would limit the maximum amount of securities loans to 33 1/3% of the total assets of the Portfolio taken at market value.

         Proposal V. The Portfolio is subject to the following Affected Investment Restriction concerning borrowings:

         The Portfolio will not borrow money, except for extraordinary or emergency purposes, and then only from banks in amounts up to 10% of the Portfolio's net assets computed at the lesser of cost or value.

         The Manager has proposed to the Board that the Affected Investment Restriction set forth above be eliminated. The limitations set forth are unnecessarily restrictive and could impair the Portfolio's ability to seek the Proposed Investment objective. If the above fundamental investment restriction is eliminated, the Portfolio would continue to be subject to Continuing Restriction 2. The elimination of the Affected Investment Restriction will increase the amount that the Portfolio may borrow, and will expand the circumstances under which the Portfolio may borrow to include not only borrowings for extraordinary or emergency purposes, but also borrowings for other temporary purposes and borrowings that may be deemed to result from other investments and investment practices (only when consistent with the Portfolio's investment objective and policies and subject to applicable legal or regulatory asset coverage requirements). The Portfolio also would be permitted to borrow from parties other than banks if permitted to do so by law. Continuing
Restriction 2 would permit more flexibility to the Portfolio to borrow for emergency and permissible non-emergency purposes, while still imposing a limitation reflecting requirements of the Investment Company Act.

         Proposal VI. The Portfolio is subject to the following two Affected Investment Restrictions concerning underwriting the securities of other issuers:

o A Portfolio will not underwrite securities issued by others except to the extent the Portfolio may be deemed an underwriter when purchasing or selling securities.

o    The Portfolio will not underwrite the securities of other issuers.

         The Manager has proposed to the Board that the two Affected Investment Restrictions set forth above be eliminated. If the above Affected Investment Restrictions are eliminated, Continuing Restriction 3 would continue to prohibit the Portfolio from acting as an underwriter, although the restriction would make clear that it does not apply to the Portfolio's own securities, or to the extent that the Portfolio may be deemed to be an underwriter (within the meaning of the Securities Act of 1933) in purchasing or selling portfolio securities.

         Proposal VII. The Portfolio is subject to the following two Affected Investment Restrictions concerning issuing senior securities:

o    A Portfolio will not issue senior securities.

o    The Portfolio will not issue any senior securities.

         The Manager has proposed to the Board that the two Affected Investment Restrictions set forth above be eliminated. The issuance of senior securities by an investment company is governed by and generally prohibited under the requirements of the Investment Company Act, subject to certain exceptions for borrowing arrangements. Continuing Restriction 1 prohibits the Portfolio from issuing senior securities except as permitted by the Investment Company Act.

         Proposal VIII. The Portfolio is subject to the following Affected Investment Restriction concerning investments in commodities and real estate:

         The Portfolio will not invest in commodities, commodity futures contracts, real estate, real estate mortgage loans or other illiquid interests in real estate, except that the Portfolio may invest in securities of issuers which invest in commodities, commodity futures contracts, real estate, real estate mortgage loans or other illiquid interests in real estate.

The Manager has proposed to the Board that the Affected Investment Restriction set forth above be eliminated. With respect to investments by the Portfolio in real estate, Continuing Restriction 4 prohibits direct investments in real estate but makes clear that ownership of securities or other instruments backed by real estate or securities of all issuers engaged in the real estate business will be permitted. Continuing Restriction 4 also clarifies that acquisition of real estate as a result of ownership of securities or other instruments will not violate its restrictions. The additional real estate-related investments permitted under Continuing Restriction 4 will be subject to risks associated with the real estate market, including, among others, declines in real estate values, changes in general or local economic conditions, overbuilding, and changes in zoning or tax laws.

         With respect to investments by the Portfolio in commodities or commodity contracts, Continuing Restriction 5 prohibits the Portfolio from buying or selling physical commodities, but not commodity futures contracts. Generally, Continuing Restriction 5 makes clear that its prohibition on investments in commodities does not apply to options, futures transactions and forward currency contracts otherwise permitted by the Portfolio's investment policies or to indirect investments in commodities through securities investments. Continuing Restriction 5 also clarifies that acquiring physical commodities as a result of owning securities or instruments will not constitute a violation of its prohibitions.

         The Portfolio currently is not explicitly subject to any fundamental investment restriction that is comparable to Continuing Restriction 8, which relates to the diversification of the Portfolio's investments. However, the Investment Company Act requires shareholder approval before a "diversified" fund (as defined in the Investment Company Act) such as the Portfolio may change its status to non-diversified. Therefore, Continuing Restriction 8, which mirrors the Investment Company Act definition of a diversified fund, will merely serve to make explicit a requirement to which the Portfolio is currently subject.


     Reclassification of Certain Investment Restrictions from "Fundamental" to "Non-Fundamental"


         The following Affected Investment Restrictions are being proposed to be replaced by similar non-fundamental restrictions as discussed below. Like approval of Proposal II, approval of Proposals IX-XI would permit the Board of Trustees to change the non-fundamental investment restrictions (if permitted under applicable law) without the delay and expense to the Portfolio of arranging for shareholder approval.

         Proposal IX. The Portfolio is subject to the following two Affected Investment Restrictions concerning the purchase of securities on margin:


o The Portfolio will not purchase any securities on margin except to obtain such short term credits as may be necessary for the clearance of transactions.

o A Portfolio will not buy any securities or other property on margin (except for such short-term credits as are necessary for the clearance of transactions).

         The Manager has proposed to the Board of Trustees that the two Affected
Investment   Restrictions   set  forth  above  be  replaced  by  the   following
non-fundamental investment restriction:

         The Portfolio does not currently intend to purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that the margin payments and other deposits in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

         The proposed non-fundamental restriction concerning the purchase of securities on margin clarifies certain matters, including that the restriction does not apply to futures contracts, options and other instruments that require payments referred to as "margin" or similar deposits. By replacing the above Affected Investment Restriction with the proposed non-fundamental investment restriction, the Board of Trustees, if deemed appropriate in its judgment, would be able to modify or eliminate the investment restriction without the attendant delay and expense of arranging for a shareholders meeting. The Portfolio's ability to engage in margin transactions is limited by current positions taken by the Commission that such transactions involve the issuance of senior securities and by other investment restrictions that permit the Portfolio to borrow money only in limited circumstances.


         Proposal X. The Portfolio is subject to the following Affected Investment Restriction concerning short sales of securities:


         The Portfolio will not sell securities short.

         The Manager has  proposed  to the Board of Trustees  that the  Affected
Investment   Restriction   set  forth  above  be   replaced  by  the   following
non-fundamental investment restriction:

         The Portfolio does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor, and provided that transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

         The current Affected Investment Restriction prohibiting short sales under any circumstances is unnecessarily restrictive and could impair efforts to seek the Proposed Investment Objective. Under the proposed non-fundamental investment restriction, the Portfolio will be permitted to enter into short sales but only where it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against-the-box"). Short sales on any other basis would not be permitted. The proposed non-fundamental investment restriction concerning short sales also would clarify the treatment of futures contracts, options and similar instruments by explicitly excluding them from the application of the restriction on short sales.

         By replacing the above Affected Investment Restriction with the proposed non-fundamental investment restriction, the Board of Trustees, if deemed appropriate in its judgment, would be able to modify or eliminate the investment restrictions without the attendant delay and expense of arranging for a shareholders meeting. If the non-fundamental investment objective concerning short sales is eliminated or modified to permit short sales other than short sales "against-the-box," the Portfolio in connection with such transactions may be subject to risk of loss and current rules of the Commission would require the Portfolio to hold qualifying instruments in a segregated account to cover the amount of its exposure in connection with the transactions.


         Proposal XI. The Portfolio is subject to the following Affected Investment Restriction concerning investment in companies for the purpose of exercising control or management:


         A Portfolio will not invest in companies for the purpose of exercising control or management.

         The Manager has  proposed  to the Board of Trustees  that the  Affected
Investment   Restriction   set  forth  above  be   replaced  by  the   following
substantially identical non-fundamental investment restriction:

         The Portfolio may not invest in companies for the purpose of exercising control or management.

         The Portfolio has no present intention of purchasing securities for the purpose of exercising control or management and, as a practical matter, the ability of the Portfolio to exercise control or management of an issuer is subject to various state and federal laws which will continue to apply to the Portfolio if the above Affected Investment Objective is made non-fundamental. Moreover, replacement of the Affected Investment Objective with the above identical non-fundamental restriction would enable the Board of Trustees, if deemed appropriate in its judgment, to modify or eliminate the restriction so that the Portfolio could attempt to influence management of issuers when it is permissible and appropriate to do so, including instances where issuers of portfolio securities may be in default on their obligations.

Elimination of Certain Fundamental Investment Restrictions


         The following Affected Investment Restrictions are being proposed to be eliminated.




         Proposal XII. The Portfolio is subject to the following Affected Investment Restriction concerning investments in other investment companies:


         A Portfolio will not purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than a customary broker's commission, is involved and only if immediately thereafter not more than 10% of this Portfolio's total assets, at market value, would be invested in such securities, or by investing no more than 5% of the Portfolio's total assets in other open-end investment companies or by purchasing no more than 3% of any one open-end investment company's securities.

         The Manager has proposed to the Board of Trustees that the above Affected Investment Restriction be eliminated. The prohibition underlying the current Affected Investment Restriction reflects the requirements of the Investment Company Act which will continue to apply to the Portfolio if the Affected Investment Restriction set forth above is eliminated. In the event that the Investment Company Act is amended or exemptive or other relief from these requirements is obtained from the Commission, the Portfolio would not be required to hold a shareholders' meeting with its attendant delay and expense in order to make additional investments in other investment companies if such investments are of potential benefit to the Portfolio.


         Proposal XIII. The Portfolio also is subject to the following Affected Investment Restriction concerning investment in securities of issuers in which management of the Trust or the Manager owns securities:


         A Portfolio will not purchase or retain securities of any issuer (other than the shares of such Portfolio) if to the Trust's knowledge, the officers and Trustees of the Trust and the officers and directors of the Investment Manager who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

         The Manager has proposed to the Board of Trustees that the above Affected Investment Restriction be eliminated because the prohibitions underlying the restriction reflect the requirements of state securities laws which are no longer applicable. Elimination of the Affected Investment Restriction would permit the Portfolio to invest in securities of any issuer without regard to ownership in such issuer by management of the Trust or the Manager, except to the extent prohibited by the Investment Company Act.




     THE TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMEND THAT THE SHAREHOLDERS VOTE "FOR" PROPOSALS III-XIII. ANY UNMARKED PROXIES WILL BE SO VOTED.


Changes in Non-Fundamental Investment Policies

         As discussed above, the Portfolio's investment objective of seeking capital appreciation will not be changed as a result of approval of the Proposals, except to make the objective non-fundamental. However, in order to conform the investment policies of the Portfolio to the investment program that has been formulated by Janus, a number of changes to the non-fundamental investment policies of the Portfolio will be implemented if the New Sub-Advisory Agreement is approved. The following description outlines the investment policies of the Portfolio as it is currently managed, and compares such policies to those under which the Portfolio would be managed under the New Sub-Advisory Agreement. Shareholder approval of these changes is not required; the following description is being provided solely for the information of the Portfolio's shareholders.

         In general, investment decisions for the Portfolio currently are based on an approach which normally will have the Portfolio's total assets invested at least 65% in common stocks of U.S. companies with market capitalizations or annual revenues of $1.5 billion or less. In selecting the small and medium-sized companies in which the Portfolio will invest, Founders attempts to identify companies with capable management and fertile operating areas, as well as sound financial and accounting policies, effective research and successful product development and marketing, efficient service, and pricing flexibility. The Portfolio attempts to avoid investing in companies where operating results may be affected adversely by excessive competition, severe government regulation, or unsatisfactory productivity.

         The Portfolio's primary emphasis on small and medium-sized companies may involve greater risk and fluctuations in value than is customarily associated with an emphasis on more established companies. While common stocks usually constitute a large majority of the Portfolio's holdings, the Portfolio remains free to invest in securities other than common stocks, and may do so when deemed appropriate by the Portfolio's sub-advisor. The Portfolio may, from time to time, take positions in, among other things, securities convertible into common stock, preferred stocks, bonds, debentures, and other corporate obligations if the sub-advisor believes that these investments offer opportunities to help achieve the Portfolio's objective of capital appreciation. In addition, the Portfolio may purchase securities of foreign issuers (and use forward foreign currency exchange contracts in connection with its foreign investments), may enter into options and futures contracts for hedging purposes, may invest in illiquid securities, and may make temporary investments in cash or cash equivalents if Founders determines it to be appropriate for purposes of enhancing liquidity or preserving capital in light of prevailing market or economic conditions.

         If the New Sub-advisory Agreement is approved, investment decisions for the Portfolio will similarly be based on an approach which normally will have the Portfolio's total assets invested at least 65% in common stocks of companies with market capitalizations of less than $1.5 billion or annual gross revenues of less than $500 million. Janus will generally take a "bottom-up" approach to building the Portfolio, in which it seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. Securities generally will be selected without regard to any defined industry sector or similarly defined selection procedure, and realization of income will not be a significant investment consideration.

         As under the Present Sub-advisory Agreement, the smaller or newer issuers that the Portfolio will tend to invest in are more likely to realize substantial growth as well as suffer more significant losses than larger or more established issuers. While Janus will invest substantially all of the Portfolio's assets in common stocks to the extent it believes that the relevant market environment favors profitable investing in those securities, the
Portfolio may also invest to a lesser degree in other types of securities, including certain types of securities in which the Portfolio may not currently invest. The other types of securities in which the Portfolio may invest include preferred stocks, warrants, convertible securities, debt securities (including high-yield bonds), mortgage- and asset-backed securities, zero coupon, pay-in-kind and step coupon securities. In addition, the Portfolio may enter into futures contracts, options and other derivative securities for hedging purposes or, to a limited extent, to enhance return, and may sell securities short "against-the-box."

Shareholder Proposals

         The Trust is not required to hold and will not ordinarily hold annual shareholders' meetings. The Board of Trustees may call special meetings of the shareholders for action by shareholder vote as required by the Investment Company Act or the Trust's Declaration of Trust.


         Pursuant to rules adopted by the Commission, a shareholder may include in proxy statements relating to annual and other meetings of the shareholders of the Trust certain proposals for shareholder action which he or she intends to introduce at such special meetings; provided, among other things, that such proposal is received by the Trust at least thirty days before a solicitation of proxies is made for such meeting. Timely submission of a proposal does not necessarily mean that the proposal will be included.


                                    By order of the Board of Trustees


                                    /s/Eric C. Freed
                                    Eric C. Freed
                                    Secretary
                                    American Skandia Trust

EXHIBIT A-1


                             SUB-ADVISORY AGREEMENT


THIS AGREEMENT is between American  Skandia  Investment  Services,  Incorporated
(the   "Investment   Manager")   and   Founders   Asset   Management   LLC  (the
"Sub-Advisor").

WHEREAS American Skandia Trust (the "Trust") is a Massachusetts business trust organized with one or more series of shares, and is registered as an investment company under the Investment Company Act of 1940 (the "ICA"); and

WHEREAS the trustees of the Trust (the "Trustees") have engaged the Investment Manager to act as investment manager for the Founders Capital Appreciation Portfolio (the "Portfolio") under the terms of a management agreement, dated January 3, 1994, with the Trust (the "Management Agreement"); and

WHEREAS the Investment Manager has engaged the Sub-Advisor and the Trustees have approved the engagement of the Sub-Advisor to provide investment advice and other investment services set forth below;

NOW, THEREFORE the Investment Manager and the Sub-Advisor agree as follows:

1. Investment Services. The Sub-Advisor will furnish the Investment Manager with investment advisory services in connection with a continuous investment program for the Portfolio which is to be managed in accordance with the investment objective, investment policies and restrictions of the Portfolio as set forth in the Prospectus and Statement of Additional Information of the Trust and in accordance with the Trust's Declaration of Trust and By-Laws. Officers, directors, and employees of Sub-Advisor will be available to consult with Investment Manager and the Trust, their officers, employees and Trustees concerning the business of the Trust. Investment Manager will promptly furnish Sub-Advisor with any amendments to such documents. Such amendments will not be effective with respect to the Sub-Advisor until receipt thereof.

         Subject to the supervision and control of the Investment Manager, which is in turn subject to the supervision and control of the Trust's Board of Trustees, the Sub-Advisor, will in its discretion determine and select the securities to be purchased for and sold from the Portfolio from time to time and will place orders with and give instructions to brokers, dealers and others for all such transactions and cause such transactions to be executed. The Portfolio will be maintained by a custodian bank (the "Custodian") and the Investment Manager will authorize the Custodian to honor orders and instructions by employees of the Sub-Advisor authorized by the Investment Manager to settle transactions in respect of the Portfolio. No assets may be withdrawn from the Portfolio other than for settlement of transactions on behalf of the Portfolio except upon the written authorization of appropriate officers of the Trust who shall have been certified as such by proper authorities of the Trust prior to the withdrawal.

         The Sub-Advisor will obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Portfolio, and concerning the individual issuers whose securities are included in the Portfolio or the activities in which they engage, or with respect to securities which the Sub-Advisor considers desirable for inclusion in the Portfolio.

         The Sub-Advisor represents that it reviewed the Registration Statement of the Trust, including any amendments or supplements thereto, and any Proxy Statement relating to the approval of this Agreement, as filed with the Securities and Exchange Commission and represents and warrants that with respect to disclosure about the Sub-Advisor or information relating directly or indirectly to the Sub-Advisor, such Registration Statement or Proxy Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Sub-Advisor further represents and warrants that it is an investment advisor registered under the Investment Advisers Act of 1940, as amended, and under the laws of all jurisdictions in which the conduct of its business hereunder requires such registration.

         Sub-Advisor shall use its best judgment, effort, and advice in rendering services under this Agreement.

         In furnishing the services under this Agreement, the Sub-Advisor will comply with the requirements of the ICA and subchapters L and M (including, respectively, Section 817(h) and Section 851(b)(1), (2), and (3)) of the
Internal Revenue Code, applicable to the Portfolio, and the regulations promulgated thereunder. Sub-Advisor shall comply with (i) other applicable provisions of state or federal law; (ii) the provision of the Declaration of Trust and By-Laws of the Trust; (iii) policies and determinations of the Trust and Investment Manager; (iv) the fundamental policies and investment restrictions of the Trust, as set out in the Trust's registration statement under the ICA, or as amended by the Trust's shareholders; (v) the Prospectus and Statement of Additional Information of the Trust; and (vi) investment guidelines or other instructions received in writing from Investment Manager. Sub-Advisor shall supervise and monitor the investment program of the Portfolio.

         Nothing in this Agreement shall be implied to prevent the Investment Manager from engaging other sub-advisors to provide investment advice and other services in relation to portfolios of the Trust for which Sub-Advisor does not provide such services, or to prevent Investment Manager from providing such services itself in relation to such portfolios.

2. Delivery of Documents to Sub-Advisor. The Investment Manager has furnished the Sub-Advisor with copies of each of the following documents:

     (a) The Declaration of Trust of the Trust as in effect on the date hereof;

     (b) The By-laws of the Trust in effect on the date hereof;

     (c) The resolutions of the Trustees approving the engagement of the Sub-Advisor as Sub-Advisor to the Investment Manager and approving the form of this agreement;

     (d) The resolutions of the Trustees selecting the Investment Manager as investment manager to the Trust and approving the form of the Investment Manager's Management Agreement with the Trust;

     (e) The Investment Manager's Management Agreement with the Trust;

     (f) The Code of Ethics of the Trust and of the Investment Manager as currently in effect; and

     (g) A list of companies the securities of which are not to be bought or sold for the Portfolio because of non-public information regarding such companies that is available to Investment Manager or the Trust, or which, in the sole opinion of the Investment Manager, it believes such non-public information would be deemed to be available to Investment Manager and/or the Trust.

The Investment Manager will furnish the Sub-Advisor from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements as to items
(a) through (f) above will be provided within 30 days of the time such materials became available to the Investment Manager. Such amendments or supplements as to item (g) above will be provided not later than the end of the business day next following the date such amendments or supplements become known to the Investment Manager.

3. Delivery of Documents to the Investment Manager. The Sub-Advisor has furnished the Investment Manager with copies of each of the following documents:

     (a) The Sub-Advisor's Form ADV as filed with the Securities and Exchange Commission;

     (b) The Sub-Advisor's most recent balance sheet;

     (c) Separate lists of persons who the Sub-Advisor wishes to have authorized to give written and/or oral instructions to Custodians of Trust assets for the Portfolio;

     (d) The Code of Ethics of the Sub-Advisor as currently in effect.

The Sub-Advisor will furnish the Investment Manager from time to time with copies, properly certified or otherwise authenticated, of all material amendments of or supplements to the foregoing, if any. Such amendments or supplements as to items (a) through (d) above will be provided within 30 days of the time such materials became available to the Sub-Advisor.

4. Investment Advisory Facilities. The Sub-Advisor, at its expense, will furnish all necessary investment facilities, including salaries of personnel required for it to execute its duties faithfully.

5. Execution of Portfolio Transactions. Sub-Advisor is responsible for decisions to buy and sell securities for the Portfolio, broker-dealer selection, and negotiation of its brokerage commission rates. Sub-Advisor shall determine the securities to be purchased or sold by the Portfolio pursuant to its determinations with or through such persons, brokers or dealers, in conformity with the policy with respect to brokerage as set forth in the Trust's Prospectus and Statement of Additional Information, or as the Board of Trustees may determine from time to time. Generally, Sub-Advisor's primary consideration in placing Portfolio securities transactions with broker-dealers for execution is to obtain and maintain the availability of best execution at the best net price and in the most effective manner possible.

               Consistent with this policy, the Sub-Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Portfolio on a continuing basis. Accordingly, the cost of the brokerage commissions to the Portfolio may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the Board of Trustees of the Trust may determine, the Sub-Advisor shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Portfolio to pay a broker-dealer that provides research services to the Sub-Advisor for the Portfolio's use an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the
Sub-Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the research services provided by such broker, viewed in terms of either that particular transaction or the Sub-Advisor's ongoing responsibilities with respect to the Portfolio. The Sub-Advisor is further authorized to allocate the orders placed by it on behalf of the Portfolio to such broker-dealers who also provide research or statistical material, or other services to the Portfolio or the Sub-Advisor. Allocations of orders placed by the Sub-Advisor on behalf of the Trust to such broker-dealers shall be in such amounts and proportions as the Sub-Advisor shall determine and the Sub-Advisor will report on said allocations to the Investment Manager regularly as requested by the Investment Manager and, in any event, at least once each calendar year if no specific request is made, indicating the brokers to whom such allocations have been made and the basis therefor.

6. Reports by Sub-Advisor. The Sub-Advisor shall furnish the Investment Manager monthly, quarterly and annual reports concerning transactions and performance of the Portfolio, including information required in the Trust's Registration, in such form as may be mutually agreed, to review the Portfolio and discuss the management of it. The Sub-Advisor shall permit the financial statements, books and records with respect to the Portfolio to be inspected and audited by the Trust, the Investment Manager or their agents at all reasonable times during normal business hours. The Sub-Advisor shall immediately notify and forward to both Investment Manager and legal counsel for the Trust any legal process served upon it on behalf of the Investment Manager or the Trust. The Sub-Advisor shall promptly notify the Investment Manager of any changes in any information required to be disclosed in the Trust's Registration Statement.

7. Compensation of Sub-Advisor. The amount of the compensation to the Sub-Advisor is computed at an annual rate. The fee is payable monthly in arrears, based on the average daily net assets of the Portfolio for each month, at the annual rates shown below.

         For all services rendered, the Investment Manager will calculate and pay the Sub-Advisor at the annual rate of: .65 of 1% of the portion of the net assets of the Portfolio not in excess of $75 million; .60 of 1% of the portion of the net assets over $75 million but not in excess of $150 million; and .55 of 1% of the portion in excess of $150 million.

         In computing the fee to be paid to the Sub-Advisor, the net asset value of the Portfolio shall be valued as set forth in the then current registration statement of the Trust. If this agreement is terminated, the payment shall be prorated to the date of termination.

         Investment Manager and Sub-Advisor shall not be considered as partners or participants in a joint venture. Sub-Advisor will pay its own expenses for the services to be provided pursuant to this Agreement and will not be obligated to pay any expenses of Investment Manager or the Trust. Except as otherwise provided herein, Investment Manager and the Trust will not be obligated to pay any expenses of Sub-Advisor.

8. Confidential Treatment. It is understood that any information or recommendation supplied by the Sub-Advisor in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Investment Manager, the Trust or such persons the Investment Manager may designate in connection with the Portfolio. It is also understood that any information supplied to Sub-Advisor in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of securities which, on a temporary basis, may not be bought or sold for the Portfolio, is to be regarded as confidential and for use only by the Sub-Advisor in connection with its obligation to provide investment advice and other services to the Portfolio.

9. Representations of the Parties. Each party to this Agreement hereby acknowledges that it is registered as an investment advisor under the Investment Advisers Act of 1940, it will use its reasonable best efforts to maintain such registration, and it will promptly notify the other if it ceases to be so registered, if its registration is suspended for any reason, or if it is notified by any regulatory organization or court of competent jurisdiction that it should show cause why its registration should not be suspended or terminated.

10. Liability. The Sub-Advisor shall use its best efforts and good faith in the performance of its services hereunder. However, so long as the Sub-Advisor has acted in good faith and has used its best efforts, then in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations hereunder, it shall not be liable to the Trust or its shareholders or to the Investment Manager for any act or omission resulting in any loss suffered in any portfolio of the Trust in connection with any service to be provided herein. The Federal laws impose responsibilities under certain circumstances on persons who act in good faith, and therefore, nothing herein shall in any way constitute a waiver of limitation of any rights which the Trust or Investment Manager may have under applicable law.

         The Investment Manager agrees that the Sub-Advisor shall not be liable for any failure to recommend the purchase or sale of any security on behalf of the Portfolio on the basis of any information which might, in Sub-Advisor's opinion, constitute a violation of any federal or state laws, rules or regulations.

11. Other Activities of Sub-Advisor. Investment Manager agrees that the Sub-Advisor and any of its partners or employees, and persons affiliated with it or with any such partner or employee may render investment management or advisory services to other investors and institutions, and such investors and institutions may own, purchase or sell, securities or other interests in property the same as or similar to those which are selected for purchase, holding or sale for the Portfolio, and the Sub-Advisor shall be in all respects free to take action with respect to investments in securities or other interests in property the same as or similar to those selected for purchase, holding or sale for the Portfolio. The Investment Manager understands that the Sub-Advisor shall not favor or disfavor any of the Sub-Advisor's clients or class of clients in the allocation of investment opportunities, so that to the extent practical, such opportunities will be allocated among the Sub-Advisor's clients over a period of time on a fair and equitable basis. Nothing in this agreement shall impose upon the Sub-Advisor any obligation to purchase or sell or recommend for purchase or sale, for the Portfolio any security which it, its partners, affiliates or employees may purchase or sell for the Sub-Advisor or such partner's, affiliate's or employee's own accounts or for the account of any other client, advisory or otherwise.

12. Continuance and Termination. This Agreement shall remain in full force and effect for one year from the date hereof, and is renewable annually thereafter by specific approval of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio. Any such renewal shall be approved by the vote of a majority of the Trustees who are not interested persons under the ICA, cast in person at a meeting called for the purpose of voting on such renewal. This agreement may be terminated without penalty at any time by the Investment Manager or Sub-Advisor upon 60 days written notice, and will automatically terminate in the event of its assignment by either party to this Agreement, as defined in the ICA, or (provided Sub-Advisor has received prior written notice thereof) upon termination of the Investment Manager's Management Agreement with the Trust.

13. Notification. Sub-Advisor will notify the Investment Manager within a reasonable time of any change in the personnel of the Sub-Advisor with responsibility for making investment decisions in relation to the Portfolio or who have been authorized to give instructions to a Custodian of the Trust.

         Any notice, instruction or other communication required or contemplated by this agreement shall be in writing. All such communications shall be addressed to the recipient at the address set forth below, provided that either party may, by notice, designate a different address for such party.

Investment Manager:        American Skandia Investment Services, Incorporated
                           One Corporate Drive
                           Shelton, Connecticut 06484
                           Attention:  John Birch
                           Senior Vice President & Chief Operating Officer

Sub-Advisor:               Founders Asset Management LLC
                           Founders Financial Center
                           2930 East Third Avenue
                           Denver, Colorado 80206
                           Attention:  David Ray

14. Indemnification. The Sub-Advisor agrees to indemnify and hold harmless Investment Manager, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act ("affiliated person") of Investment Manager and each person, if any who, within the meaning of Section 15 of the Securities Act of 1933 (the "1933 Act"), controls ("controlling person") Investment Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which Investment Manager or such affiliated person or controlling person may become subject under the 1933 Act, the 1940 Act, the Investment Adviser's Act of 1940 ("Adviser's Act"), under any other statute, at common law or otherwise, arising out of Sub-Advisor's responsibilities as portfolio manager of the Portfolio (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by Sub-Advisor, any of Sub-Advisor's employees or representatives or any affiliate of or any person acting on behalf of Sub-Advisor, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in a prospectus or statement of additional information covering the Portfolio or the Trust or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon written information furnished to Investment Manager, the Trust or any affiliated person of the Investment Manager or the Trust or upon verbal information confirmed by the Sub-Advisor in writing or (3) to the extent of, and as a result of, the failure of the Sub-Advisor to execute, or cause to be executed, Portfolio transactions according to the standards and requirements of the 1940 Act; provided, however, that in no case is Sub-Advisor's indemnity in favor of Investment Manager or any affiliated person or controlling person of Investment Manager deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

         The Investment Manager agrees to indemnify and hold harmless Sub-Advisor, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act ("affiliated person") of Sub-Advisor and each person, if any who, within the meaning of Section 15 of the Securities Act of 1933 (the "1933 Act"), controls ("controlling person") Sub-Advisor, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which Sub-Advisor or such affiliated person or controlling person may become subject under the 1933 Act, the 1940 Act, the Investment Adviser's Act of 1940 ("Adviser's Act"), under any other statute, at common law or otherwise, arising out of Investment Manager's responsibilities as investment manager of the Portfolio (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by Investment Manager, any of Investment Manager's employees or representatives or any affiliate of or any person acting on behalf of Investment Manager, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in a prospectus or statement of additional information covering the Portfolio or the Trust or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made by the Trust other than in reliance upon written information furnished by Sub-Advisor, or any affiliated person of the Sub-Advisor or other than upon verbal information confirmed by the Sub-Advisor in writing; provided, however, that in no case is Investment Manager's indemnity in favor of Sub-Advisor or any affiliated person or controlling person of Sub-Advisor deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

15. Warranty. The Investment Manager represents and warrants that (i) the appointment of the Sub-Advisor by the Investment Manager has been duly authorized and (ii) it has acted and will continue to act in connection with the transactions contemplated hereby, and the transactions contemplated hereby are, in conformity with the Investment Company Act of 1940, the Trust's governing documents and other applicable laws.

         The Sub-Advisor represents and warrants that it is authorized to perform the services contemplated to be performed hereunder.

16. Governing Law. This agreement is made under, and shall be governed by and construed in accordance with, the laws of the State of Connecticut.

The effective date of this agreement is April 1, 1998.

FOR THE INVESTMENT MANAGER:         FOR THE SUB-ADVISER:


--------------------------------            -------------------------
John Birch
Senior Vice President & Chief
Operating Officer


Date:    _____________________              Date:____________________



Attest:  _____________________              Attest:___________________

EXHIBIT A-2


                             SUB-ADVISORY AGREEMENT


THIS AGREEMENT is between American Skandia Investment Services, Incorporated (the "Investment Manager") and Janus Capital Corporation (the "Sub-Advisor").

WHEREAS American Skandia Trust (the "Trust") is a Massachusetts business trust organized with one or more series of shares, and is registered as an investment company under the Investment Company Act of 1940 (the "ICA"); and

WHEREAS the trustees of the Trust (the "Trustees") have engaged the Investment Manager to act as investment manager for the AST Janus Small-Cap Growth Portfolio (the "Portfolio") under the terms of a management agreement, dated , with the Trust (the "Management Agreement"); and

WHEREAS the Investment Manager has engaged the Sub-Advisor and the Trustees have approved the engagement of the Sub-Advisor to provide investment advice and other investment services set forth below;

NOW, THEREFORE the Investment Manager and the Sub-Advisor agree as follows:

1. Investment Services. The Sub-Advisor will furnish the Investment Manager with investment advisory services in connection with a continuous investment program for the Portfolio which is to be managed in accordance with the investment objective, investment policies and restrictions of the Portfolio as set forth in the Prospectus and Statement of Additional Information of the Trust and in accordance with the Trust's Declaration of Trust and By-Laws. Officers, directors, and employees of Sub-Advisor will be available to consult with Investment Manager and the Trust, their officers, employees and Trustees upon reasonable request concerning the business of the Trust. Investment Manager will promptly furnish Sub-Advisor with any amendments to such documents. Such amendments will not be effective with respect to the Sub-Advisor until receipt thereof.

         Subject to the supervision and control of the Investment Manager, which is in turn subject to the supervision and control of the Trust's Board of Trustees, the Sub-Advisor, will in its discretion determine and select the securities to be purchased for and sold from the Portfolio from time to time and will place orders with and give instructions to brokers, dealers and others for all such transactions and cause such transactions to be executed. The Portfolio will be maintained by a custodian bank (the "Custodian") and the Investment Manager will authorize the Custodian to honor orders and instructions by employees of the Sub-Advisor authorized by the Investment Manager to settle transactions in respect of the Portfolio. No assets may be withdrawn from the Portfolio other than for settlement of transactions on behalf of the Portfolio except upon the written authorization of appropriate officers of the Trust who shall have been certified as such by proper authorities of the Trust prior to the withdrawal. The Sub-Advisor shall not be responsible for the provision of administrative, bookkeeping or accounting services to the Portfolio except as specifically provided herein.

         The Sub-Advisor will obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Portfolio, and concerning the individual issuers whose securities are included in the Portfolio or the activities in which they engage, or with respect to securities which the Sub-Advisor considers desirable for inclusion in the Portfolio.

         The Sub-Advisor represents that it reviewed the Registration Statement of the Trust, including any amendments or supplements thereto, and any Proxy Statement relating to the approval of this Agreement, as filed with the Securities and Exchange Commission and provided to the Sub-Advisor by the Investment Manager, and represents and warrants that with respect to disclosure about the Sub-Advisor or information relating directly or indirectly to the Sub-Advisor, such Registration Statement or Proxy Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Sub-Advisor further represents and warrants that it is an investment advisor registered under the Investment Advisers Act of 1940, as amended, and under the laws of all jurisdictions in which the conduct of its business hereunder requires such registration.

         Sub-Advisor shall use its best judgment, effort, and advice in rendering services under this Agreement.

         In furnishing the services under this Agreement, the Sub-Advisor will comply with the requirements of the ICA and subchapters L and M (including, respectively, Section 817(h) and Section 851(b)(1), (2), and (3)) of the
Internal Revenue Code, applicable to the Portfolio, and the regulations promulgated thereunder. Sub-Advisor shall comply with (i) other applicable provisions of state or federal law; (ii) the provision of the Declaration of Trust and By-Laws of the Trust; (iii) policies and determinations of the Trust and Investment Manager communicated to the Sub-Advisor in writing; (iv) the fundamental policies and investment restrictions of the Trust, as set out in the Trust's registration statement under the ICA, or as amended by the Trust's shareholders; (v) the Prospectus and Statement of Additional Information of the Trust; and (vi) investment guidelines or other instructions received in writing from Investment Manager. Notwithstanding the above, the Sub-Advisor shall have no responsibility to monitor compliance with limitations or restrictions for which it has not received sufficient information from the Investment Manager or its authorized agents to enable the Sub-Advisor to monitor compliance with such limitations or restrictions.
Sub-Advisor shall supervise and monitor the investment program of the Portfolio.

         Nothing in this Agreement shall be implied to prevent the Investment Manager from engaging other sub-advisors to provide investment advice and other services in relation to portfolios of the Trust for which Sub-Advisor does not provide such services, or to prevent Investment Manager from providing such services itself in relation to such portfolios.

         The Sub-Advisor  shall be responsible for the preparation and filing of
Schedule 13G and Form 13-F on behalf of the Portfolio. The Sub-Advisor shall not be responsible for the preparation or filing of any other reports required of the Portfolio by any governmental or regulatory agency, except as expressly agreed to in writing.

2. Delivery of Documents to Sub-Advisor. The Investment Manager has furnished the Sub-Advisor with copies of each of the following documents:

     (a) The Declaration of Trust of the Trust as in effect on the date hereof;

     (b) The By-laws of the Trust in effect on the date hereof;

     (c) The resolutions of the Trustees approving the engagement of the Sub-Advisor as Sub-Advisor to the Investment Manager and approving the form of this agreement;

     (d) The resolutions of the Trustees selecting the Investment Manager as investment manager to the Trust and approving the form of the Investment Manager's Management Agreement with the Trust;

     (e) The Investment Manager's Management Agreement with the Trust;

     (f) The Code of Ethics of the Trust and of the Investment Manager as currently in effect; and

     (g) A list of companies the securities of which are not to be bought or sold for the Portfolio because of non-public information regarding such companies that is available to Investment Manager or the Trust, or which, in the sole opinion of the Investment Manager, it believes such non-public information would be deemed to be available to Investment Manager and/or the Trust.

The Investment Manager will furnish the Sub-Advisor from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements as to items
(a) through (f) above will be provided within 30 days of the time such materials became available to the Investment Manager. Such amendments or supplements as to item (g) above will be provided not later than the end of the business day next following the date such amendments or supplements become known to the Investment Manager. The Investment Manager shall promptly furnish the Sub-Advisor with additional information as may be reasonably necessary for, or reasonably requested by, the Sub-Advisor to perform its responsibilities pursuant to this Agreement.

3. Delivery of Documents to the Investment Manager. The Sub-Advisor has furnished the Investment Manager with copies of each of the following documents:

     (a) The Sub-Advisor's Form ADV as filed with the Securities and Exchange Commission;

     (b) The Sub-Advisor's most recent balance sheet;

     (c) Separate lists of persons who the Sub-Advisor wishes to have authorized to give written and/or oral instructions to Custodians of Trust assets for the Portfolio;

     (d) The Code of Ethics of the Sub-Advisor as currently in effect.

The Sub-Advisor will furnish the Investment Manager from time to time with copies, properly certified or otherwise authenticated, of all material amendments of or supplements to the foregoing, if any. Such amendments or supplements as to items (a) through (d) above will be provided within 30 days of the time such materials became available to the Sub-Advisor.

4. Investment Advisory Facilities. The Sub-Advisor, at its expense, will furnish all necessary investment facilities, including salaries of personnel required for it to execute its duties faithfully.

5. Execution of Portfolio Transactions. Sub-Advisor is responsible for decisions to buy and sell securities for the Portfolio, broker-dealer selection, and negotiation of its brokerage commission rates. The Investment Manager shall, to the extent necessary and within its control, assist in the establishment and maintenance of brokerage accounts and other accounts the Sub-Advisor deems advisable to allow for the purchase or sale of securities for the Portfolio pursuant to this Agreement. Sub-Advisor shall determine the securities to be purchased or sold by the Portfolio pursuant to its determinations with or through such persons, brokers or dealers, including, to the extent permissible under applicable law, brokers or dealers affiliated with the Sub-Advisor, in conformity with the policy with respect to brokerage as set forth in the Trust's Prospectus and Statement of Additional Information, or as the Board of Trustees may determine from time to time. Generally, Sub-Advisor's primary consideration in placing Portfolio securities transactions with broker-dealers for execution is to obtain and maintain the availability of best execution at the best net price and in the most effective manner possible. The Sub-Advisor may consider sale of the shares of the Portfolio, as well as recommendations of the Investment Manager, subject to the requirements of best net price and most favorable execution.

         Consistent with this policy, the Sub-Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Portfolio on a continuing basis. Accordingly, the cost of the brokerage commissions to the Portfolio may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the Board of Trustees of the Trust may determine, the Sub-Advisor shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Portfolio to pay a broker-dealer that provides research services to the Sub-Advisor for the Portfolio's use an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the
Sub-Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the research services provided by such broker, viewed in terms of either that particular transaction or the Sub-Advisor's ongoing responsibilities with respect to the Portfolio. The Sub-Advisor is further authorized to allocate the orders placed by it on behalf of the Portfolio to such broker-dealers who also provide research or statistical material, or other services to the Portfolio or the Sub-Advisor. Allocations of orders placed by the Sub-Advisor on behalf of the Trust to such broker-dealers shall be in such amounts and proportions as the Sub-Advisor shall determine and the Sub-Advisor will report on said allocations to the Investment Manager regularly as requested by the Investment Manager indicating the brokers to whom such allocations have been made and the basis therefor. Purchase or sell orders for the Portfolio may be aggregated with contemporaneous purchase or sell orders of other clients of the Sub-Advisor to the extent permissible under applicable law.

         The Sub-Advisor shall have no liability for the acts or omissions of any custodian of the Portfolio's assets. The Sub-Advisor shall have no responsibility for the segregation requirement of the ICA or other applicable law other than to provide notice to the Custodian of any positions requiring segregation and the Portfolio's assets that may be segregated.

6. Reports by Sub-Advisor. The Sub-Advisor shall furnish the Investment Manager monthly, quarterly and annual reports concerning transactions and performance of the Portfolio, including information required in the Trust's Registration, in such form as may be mutually agreed, to review the Portfolio and discuss the management of it. The Sub-Advisor shall permit the financial statements, books and records with respect to the Portfolio to be inspected and audited by the Trust, the Investment Manager or their agents at all reasonable times during normal business hours. The Sub-Advisor shall immediately notify and forward to both Investment Manager and legal counsel for the Trust any legal process served upon it on behalf of the Investment Manager or the Trust. The Sub-Advisor shall promptly notify the Investment Manager of any changes in any information required to be disclosed in the Trust's Registration Statement relating to the Sub-Advisor or the Sub-Advisor's activities in connection with the investment program for the Portfolio. Notwithstanding the foregoing, the Sub-Advisor is not required to provide proprietary information to the Investment Manager not otherwise required for the Sub-Advisor to perform its responsibilities pursuant to this Agreement; nor is the Sub-Advisor responsible for Portfolio accounting or required to generate information derived from Portfolio accounting data.

7. Compensation of Sub-Advisor. The amount of the compensation to the Sub-Advisor is computed at an annual rate. The fee is payable monthly in arrears, based on the average daily net assets of the Portfolio for each month, at the annual rates shown below.

         For all services rendered, the Investment Manager will calculate and pay the Sub-Advisor at the annual rate of: .50 of 1% of the portion of the average daily net assets of the Portfolio not in excess of $100 million; plus
 .45 of 1% of the portion of the net assets over $100 million but not in excess of $500 million; plus .40 of 1% of the portion of the net assets over $500 million but not in excess of $1 billion; plus .35 of 1% of the portion of the net assets over $1 billion.

         In computing the fee to be paid to the Sub-Advisor, the net asset value of the Portfolio shall be valued as set forth in the then current registration statement of the Trust. If this agreement is terminated, the payment shall be prorated to the date of termination.

         Investment Manager and Sub-Advisor shall not be considered as partners or participants in a joint venture. Sub-Advisor will pay its own expenses for the services to be provided pursuant to this Agreement and will not be obligated to pay any expenses of Investment Manager or the Trust. Except as otherwise provided herein, Investment Manager and the Trust will not be obligated to pay any expenses of Sub-Advisor. Any reimbursement of management fees required by any expense limitation provision or in connection with any liability arising out of its violation of Section 36(b) of the ICA shall be the sole responsibility of the Investment Manager.

8. Confidential Treatment. It is understood that any information or recommendation supplied by the Sub-Advisor in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Investment Manager, the Trust or such persons the Investment Manager may designate in connection with the Portfolio. It is also understood that any information supplied to Sub-Advisor in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of securities which, on a temporary basis, may not be bought or sold for the Portfolio, is to be regarded as confidential and for use only by the Sub-Advisor in connection with its obligation to provide investment advice and other services to the Portfolio.

9. Representations of the Parties. Each party to this Agreement hereby acknowledges that (a) it is registered as an investment advisor under the Investment Advisers Act of 1940, it will use its reasonable best efforts to maintain such registration, and it will promptly notify the other if it ceases to be so registered, if its registration is suspended for any reason, or if it is notified by any regulatory organization or court of competent jurisdiction that it should show cause why its registration should not be suspended or terminated; (b) it has been duly incorporated and is validly existing and in good standing as a corporation under the laws of its state of incorporation; (c) it has all requisite corporate power and authority under the laws of its state of incorporation and federal securities laws to execute, deliver and to perform its obligations under this Agreement; (d) all necessary corporate proceedings have been duly taken by it to authorize the execution, delivery and performance of this Agreement; and (e) the shares of the Trust have been duly registered with the Securities and Exchange Commission to the extent required by applicable law. The Sub-Advisor further represents that it has adopted a written Code of Ethics in compliance with Rule 17j-1(b) of the ICA. The Sub-Advisor shall be subject to such Code of Ethics and shall not be subject to any other Code of Ethics, including the Investment Manager's Code of Ethics, unless specifically adopted by the Sub-Advisor.

         The Investment Manager acknowledges and agrees that the Sub-Advisor makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Portfolio or that the Portfolio will perform comparably with any standard or index, including other clients of the Sub-Advisor, whether public or private.

10. Liability. The Sub-Advisor shall use its best efforts and good faith in the performance of its services hereunder. However, so long as the Sub-Advisor has acted in good faith and has used its best efforts, then in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations hereunder, it shall not be liable to the Trust or its shareholders or to the Investment Manager for any act or omission resulting in any loss suffered in any portfolio of the Trust in connection with any service to be provided herein. The Federal laws impose responsibilities under certain circumstances on persons who act in good faith, and therefore, nothing herein shall in any way constitute a waiver of limitation of any rights which the Trust or Investment Manager may have under applicable law.

         The Investment Manager agrees that the Sub-Advisor shall not be liable for any failure to recommend the purchase or sale of any security on behalf of the Portfolio on the basis of any information which might, in Sub-Advisor's opinion, constitute a violation of any federal or state laws, rules or regulations.

11. Other Activities of Sub-Advisor. Investment Manager agrees that the Sub-Advisor and any of its partners or employees, and persons affiliated with it or with any such partner or employee may render investment management or advisory services to other investors and institutions, and such investors and institutions may own, purchase or sell, securities or other interests in property the same as or similar to those which are selected for purchase, holding or sale for the Portfolio, and the Sub-Advisor shall be in all respects free to take action with respect to investments in securities or other interests in property the same as or similar to those selected for purchase, holding or sale for the Portfolio. The Investment Manager understands that the Sub-Advisor shall not favor or disfavor any of the Sub-Advisor's clients or class of clients in the allocation of investment opportunities, so that to the extent practical, such opportunities will be allocated among the Sub-Advisor's clients over a period of time on a fair and equitable basis. Nothing in this agreement shall impose upon the Sub-Advisor any obligation (i) to purchase or sell or recommend for purchase or sale, for the Portfolio any security which it, its partners, affiliates or employees may purchase or sell for the Sub-Advisor or such partner's, affiliate's or employee's own accounts or for the account of any other client, advisory or otherwise, or (ii) to abstain from the purchase or sale of any security for the Sub-Advisor's other clients, advisory or otherwise, which the Investment Manager has placed on the list provided pursuant to paragraph 6(g) of this Agreement.

12. Continuance and Termination. This Agreement shall remain in full force and effect for one year from the date hereof, and is renewable annually thereafter by specific approval of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio. Any such renewal shall be approved by the vote of a majority of the Trustees who are not interested persons under the ICA, cast in person at a meeting called for the purpose of voting on such renewal. This agreement may be terminated without penalty at any time by the Investment Manager or Sub-Advisor upon 60 days written notice, and will automatically terminate in the event of its assignment by either party to this Agreement, as defined in the ICA, or (provided Sub-Advisor has received prior written notice thereof) upon termination of the Investment Manager's Management Agreement with the Trust.

13. Notification. Sub-Advisor will notify the Investment Manager within a reasonable time of any change in the personnel of the Sub-Advisor with responsibility for making investment decisions in relation to the Portfolio or who have been authorized to give instructions to a Custodian of the Trust.

         Any notice, instruction or other communication required or contemplated by this agreement shall be in writing. All such communications shall be addressed to the recipient at the address set forth below, provided that either party may, by notice, designate a different address for such party.

Investment Manager:        American Skandia Investment Services, Incorporated
                           One Corporate Drive
                           Shelton, Connecticut 06484
                           Attention:  John Birch
                           Senior Vice President & Chief Operating Officer

Sub-Advisor:               Janus Capital Corporation
                           100 Fillmore Street
                           Denver, CO 80206-4923
                           Attention: General Counsel

14. Indemnification. The Sub-Advisor agrees to indemnify and hold harmless Investment Manager, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act ("affiliated person") of Investment Manager and each person, if any who, within the meaning of Section 15 of the Securities Act of 1933 (the "1933 Act"), controls ("controlling person") Investment Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which Investment Manager or such affiliated person or controlling person may become subject under the 1933 Act, the 1940 Act, the Investment Adviser's Act of 1940 ("Adviser's Act"), under any other statute, at common law or otherwise, arising out of Sub-Advisor's responsibilities as portfolio manager of the Portfolio (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by Sub-Advisor, any of Sub-Advisor's employees or representatives or any affiliate of or any person acting on behalf of Sub-Advisor, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in a prospectus or statement of additional information covering the Portfolio or the Trust or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon written information furnished to Investment Manager, the Trust or any affiliated person of the Investment Manager or the Trust or upon verbal information confirmed by the Sub-Advisor in writing or (3) to the extent of, and as a result of, the failure of the Sub-Advisor to execute, or cause to be executed, Portfolio transactions according to the standards and requirements of the 1940 Act; provided, however, that in no case is Sub-Advisor's indemnity in favor of Investment Manager or any affiliated person or controlling person of Investment Manager deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

         The Investment Manager agrees to indemnify and hold harmless Sub-Advisor, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act ("affiliated person") of Sub-Advisor and each person, if any who, within the meaning of Section 15 of the Securities Act of 1933 (the "1933 Act"), controls ("controlling person") Sub-Advisor, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which Sub-Advisor or such affiliated person or controlling person may become subject under the 1933 Act, the 1940 Act, the Investment Adviser's Act of 1940 ("Adviser's Act"), under any other statute, at common law or otherwise, arising out of Investment Manager's responsibilities as investment manager of the Portfolio (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by Investment Manager, any of Investment Manager's employees or representatives or any affiliate of or any person acting on behalf of Investment Manager, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in a prospectus or statement of additional information covering the Portfolio or the Trust or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made by the Trust other than in reliance upon written information furnished by Sub-Advisor, or any affiliated person of the Sub-Advisor or other than upon verbal information confirmed by the Sub-Advisor in writing; provided, however, that in no case is Investment Manager's indemnity in favor of Sub-Advisor or any affiliated person or controlling person of Sub-Advisor deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

15. Warranty. The Investment Manager represents and warrants that (i) the appointment of the Sub-Advisor by the Investment Manager has been duly authorized and (ii) it has acted and will continue to act in connection with the transactions contemplated hereby, and the transactions contemplated hereby are, in conformity with the Investment Company Act of 1940, the Trust's governing documents and other applicable laws.

         The Sub-Advisor represents and warrants that it is authorized to perform the services contemplated to be performed hereunder.

16. Governing Law. This agreement is made under, and shall be governed by and construed in accordance with, the laws of the State of Connecticut.

The effective date of this agreement is January 1, 1999.


FOR THE INVESTMENT MANAGER:                  FOR THE SUB-ADVISER:



--------------------------------             -------------------------
John Birch
Senior Vice President & Chief Operating
Officer

Date:    _____________________              Date:____________________


Attest:  _____________________              Attest:___________________

                             AMERICAN SKANDIA TRUST


                Proxy for Special Meeting of Shareholders of THE
                     FOUNDERS CAPITAL APPRECIATION PORTFOLIO
                         to be held on DECEMBER 30, 1998

         The undersigned hereby appoints Maureen Gulick and Deirdre Burke and each of them as the proxy or proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of beneficial interest of the above stated Portfolio of American Skandia Trust (or "Trust") which the undersigned is entitled to vote at a Special Meeting of the Shareholders of the Portfolio to be held at 10:00 a.m., Eastern Time, on December 30, 1998 at the offices of the Trust at One Corporate Drive, 10th Floor, Shelton, Connecticut and at any adjournments thereof, upon the matters described in the accompanying Proxy Statement and upon any other business that may properly come before the meeting or any adjournment thereof. Said proxies are directed to vote or to refrain from voting as checked below.

  PLEASE SIGN BELOW AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.

         The undersigned acknowledges receipt with this proxy of a copy of the Combined Notice of Special Meeting of Shareholders and the Proxy Statement of the Founders Capital Appreciation Portfolio of the Trust. If a contract is jointly held, each contract owner named should sign. If only one signs, his or her signature will be binding. If the contract owner is a trust, custodial account or other entity, the name of the trust or the custodial account should be entered and the trustee, custodian, etc. should sign in his or her own name, indicating that he or she is "Trustee," "Custodian," or other applicable designation. If the contract owner is a partnership, the partnership should be entered and the partner should sign in his or her own name, indicating that he or she is a "Partner."

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST.

                                                                 ACCOUNT NUMBER:
                                                                          UNITS:
                                                                     CONTROL NO:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:            KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED           DETACH AND RETURN THIS PORTION ONLY


AMERICAN SKANDIA TRUST - FOUNDERS CAPITAL APPRECIATION PORTFOLIO

     THE BOARD OF  TRUSTEES  OF THE TRUST  RECOMMENDS  VOTING FOR THE  FOLLOWING
PROPOSALS:

THE UNITS REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSALS IF NO CHOICE IS INDICATED.

THIS PROXY IS BEING SOLICITED ON BEHALF OD THE BOARD OF TRUSTEES OF THE TRUST.


                                                                                                              For  Against  Abstain


                                                      1.   PROPOSAL    TO APPROVE  A NEW SUB-ADVISORY           []    []      []
                                                           AGREEMENT BETWEEN AMERICAN SKANDIA INVESTMENT
                                                           SERVICES, INCORPORATED AND JANUS CAPITAL
                                                           CORPORATION REGARDING INVESTMENT ADVICE  TO THE
                                                           FOUNDERS CAPITAL APPRECIATION PORTFOLIO.

                                                      2    PROPOSAL  TO APPROVE  CHANGE IN THE  PORTFOLIO'S     []    []      []
                                                           INVESTMENT OBJECTIVE.

                                                      3.   PROPOSAL TO APPROVE A CHANGE IN THE  PORTFOLIO'S     []    []      []
                                                           FUNDAMENTAL  INVESTMENT  RESTRICTION  CONCERNING
                                                           INDUSTRY CONCENTRATION OF INVESTMENTS.

                                                      4.   PROPOSAL TO APPROVE A CHANGE IN THE PORTFOLIO'S      []    []      []
                                                           FUNDAMENTAL INVESTMENT RESTRICTION CONCERNING
                                                           LOANS.

                                                      5.   PROPOSAL TO APPROVE a CHANGE IN THE PORTFOLIO'S      []    []      []
                                                           FUNDAMENTAL INVESTMENT RESTRICTION CONCERNING
                                                           BORROWINGS.

                                                      6.   PROPOSAL TO APPROVE CHANGES IN THE PORTFOLIO'S       []    []      []
                                                           FUNDAMENTAL INVESTMENT RESTRICTIONS CONCERNING
                                                           UNDERWRITING THE SECURITIES OF OTHER ISSUERS.

                                                      7.   PROPOSAL TO APPROVE CHANGES IN THE PORTFOLIO'S       []    []      []
                                                           FUNDAMENTAL INVESTMENT RESTRICTIONS CONCERNING
                                                           ISSUING SENIOR SECURITIES.

                                                      8.   PROPOSAL TO APPROVE A CHANGE IN THE PORTFOLIO'S      []    []      []
                                                           FUNDAMENTAL INVESTMENT RESTRICTION CONCERNING
                                                           INVESTMENTS IN COMMODITIES AND REAL ESTATE.

                                                      9.   PROPOSAL  TO  APPROVE THE ELIMINATION OF THE         []    []      []
                                                           PORTFOLIO'S FUNDAMENTAL INVESTMENT RESTRICTIONS
                                                           CONCERNING THE PURCHASE OF SECURITIES ON MARGIN.

                                                      10.  PROPOSAL  TO  APPROVE  THE ELIMINATION OF THE        []    []      []
                                                           PORTFOLIO'S FUNDAMENTAL INVESTMENT RESTRICTION
                                                           CONCERNING SHORT SALES OF SECURITIES.

                                                      11.  PROPOSAL  TO  APPROVE  THE ELIMINATION OF THE        []    []      []
                                                           PORTFOLIO'S FUNDAMENTAL INVESTMENT RESTRICTION
                                                           CONCERNING INVESTMENT IN COMPANIES FOR PURPOSE
                                                           OF EXERCISING CONTROL OR MANAGEMENT.

                                                      12.  PROPOSAL  TO  APPROVE THE  ELIMINATION  OF  THE      []    []      []
                                                           PORTFOLIO'S FUNDAMENTAL INVESTMENT RESTRICTION
                                                           CONCERNING INVESTMENTS IN OTHER INVESTMENT
                                                           COMPANIES.

                                                      13.  PROPOSAL    TO APPROVE THE ELIMINATION OF THE        []     []      []
                                                           PORTFOLIO'S FUNDAMENTAL INVESTMENT RESTRICTION
                                                           CONCERNING INVESTMENT IN SECURITIES OF ISSUERS
                                                           IN WHICH MANAGEMENT OF THE TRUST OR OF THE
                                                           TRUST'S INVESTMENT MANAGER OWNS SECURITIES.



APPROVAL OF PROPOSALS 3 THROUGH 8 ISMADE CONTINGENT UPON APPROVAL OF EACH OF PROPOSALS 3 THROUGH 8.

Please be sure to sign and date this Proxy



------------------------------          -------------------------------
Signature [PLEASE SIGN WITHIN BOX]      Signature (Joint Owners)

Date: _________                         Date: ________
-------------------------------------------------------------------------------